XTANT MEDICAL

Investor Presentation

August 2025

Disclosure Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "intends," ''expects,'' ''anticipates,'' ''plans,'' "targets," ''believes,'' ''estimates,'' "continue," "future," ''will,'' "potential," similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements about market size and potential, the Company's total addressable market, the impact of the sale of non-core assets on the Company's core business, debt and liquidity, the Company's financial guidance for full year 2025, the Company's long-term financial targets, and the Company's future new products, growth plans, initiatives and strategies. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the possibility that the sale of the Company's non-core assets is not completed or, if completed, that the anticipated benefits of these transactions are not realized when expected or at all; the possibility that these transactions may be more expensive to complete than anticipated; diversion of management's attention from ongoing business operations and opportunities; the occurrence of any event, change or other circumstances that could give rise to the right of the parties to terminate these transactions; exposure to potential litigation and adverse tax consequences; the Company's future operating results and financial performance; the ability to increase or maintain revenue; the Company's ability to become operationally self-sustaining; anticipated shortages of stem cells which will adversely affect future revenues; the ability to implement successfully the Company's future growth initiatives and risks associated therewith; possible future impairment charges to long-lived assets and goodwill and write-downs of excess inventory; the ability to remain competitive; the ability to innovate and develop new products; the ability to engage new and retain current independent distributors and other qualified personnel; government and third-party coverage and reimbursement for Company products; the ability to obtain and maintain regulatory approvals and comply with government regulations; the effect of product liability claims and other litigation to which the Company may be subject; the effect of product recalls and defects; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; the ability to service Company debt and comply with its debt covenants; the ability to obtain additional financing; and other factors. Additional risk factors are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (SEC) on March 6, 2025 and subsequent SEC filings by the Company, including its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025. Investors are encouraged to read the Company's filings on the Company's website or at www.SEC.gov. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Disclosure Statements

Non-GAAP Financial Information

To supplement the Company's consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures in this release, including adjusted EBITDA. Reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures for the respective periods can be found in tables later in this presentation. The Company's management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company's operations, period over period. Management uses the non-GAAP measures in this presentation internally for evaluation of the performance of the business, including the allocation of resources. Investors should consider non-GAAP financial measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Xtant Medical is a **global medical technology company** focused on the design, manufacture and commercialization of **regenerative biologics** and **spinal implant systems**

XTNT: A Compelling Investment Opportunity

At an operational and financial inflection point

Large Market Opportunity

Increasing focus on high-margin orthobiologics business, a $2.5 billion US addressable market opportunity with over $10 billion in adjacent markets

Vertically Integrated

In-house, proprietary manufacturing drives improved margins and supply chain control

High Growth and Profitable

Q2 2025 revenue of $35.3M, up 18% y/y; Net income, adj. EBITDA and operating cash flow are positive

Broad Commercial Reach

Large distribution network of ~450 IDN contracts and ~670 independent distributors

Strengthened Balance Sheet

July 2025 definitive agreements for sale of non-core assets to Companion Spine for approx. $19.2 million will significantly reduce debt and improve liquidity

Innovative

Diversified product portfolio in large and growing markets addresses a growing set of surgeon and patient needs

Sale Of Non-Core Assets Creates Enhanced Focus

Expected to close in Q3 2025

XTANT MEDICAL



CoFix®



All OUS businesses



Coflex®

Transaction proceeds of **~$19.2 million** allow XTANT to:

Enhance focus on core businesses

Reduce outstanding debt

Strengthen cash position

COMPANION SPINE

Xtant's Full-service Product Offering

Addresses a growing set of physician and patient needs

BIOLOGICS

Milled Grafts



Demineralized Bone Matrix



Synthetic Bone Grafts



Viable Bone Matrix



Growth Factor



Amnio Membrane Allografts





FIXATION

Cervical Fusion



Posterior Thoracic Fusion/ Thoracic Lumbar



TLIF/PLIF/ALIF Lumbar Fusion



Sacroiliac Fusion



Significant U.S. Market Opportunity With A 5% CAGR

Total US market: **$8.1B**



SPINAL IMPLANTS:

$5.6B

ORTHOBIOLOGICS:

$2.5B

Xtant's current portfolio addresses the entire **$2.5B** orthobiologics market:



Demineralized Bone Graft, $485M
Allograft, $163M
Cellulart Allograft, $511M
Synthetic Bone Graft, $583M
Growth Factor, $672M

Xtant is the ONLY orthobiologics company to manufacture ALL FIVE orthobiologic product categories

Source: Markets and Markets & iData US Market Report Suite for Orthopedic Biomaterials

Achieving Robust Revenue Growth


Growth includes revenue from acquisitions
All organic growth
$51M
$55M
$58M
$91.3M
$117.5M
$131M-$135M*
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025 (est.)

Xtant has **raised** its full-year 2025 revenue guidance **twice** this year

* 2025 guidance not yet adjusted for the sale of assets to Companion Spine, anticipated to close in Q3

XTNT Focus Areas

Biologics 1

- ✓ This is what we do best!
- ✓ Vertically integrated
- ✓ Emphasize next-generation core DBM[1] products
- ✓ Create clinical and regulatory moat

Diversification 2

- ✓ Less reliance on the spine market
- ✓ Expand into high-value adjacent markets
- ✓ Leverage our strength in biologics to drive greater shareholder value

Profitability 3

- ✓ Recognize operating leverage as the business scales
- ✓ Drive greater penetration of distributors and IDN[2] contracts
- ✓ Drive Xtant-branded products
- ✓ Monetize excess capacity through OEM and contract manufacturing

[1] Demineralized Bone Matrix
[2] Integrated Delivery Networks

Vertical Integration
Moving from lower margin manufacturing to higher margin

Biologics
1

- Manufacture the highest quality products
- Own the supply chain
- Generate improved margins



$400/CC
$100/CC
Price
Gross Margin %
50%
90%
Allograft
Demineralized Bone
Viable Bone Matrix
Growth Factor
Amnion
Synthetics

XTANT MEDICAL

Next-Generation DBM Products

Improving margin profile of base DBM business

Biologics
1

- DBM represents ~59% of total biologics revenue
- New DBM products carry significantly higher revenue and margin opportunities



$400/CC
Price
$100/CC
Allograft
Demineralized Bone
Enhanced DBM
Viable Bone Matrix
Growth Factor
Amnion
Synthetics
Gross Margin %
50%
90%

XTANT MEDICAL

Biologics
1

Recent Innovation Reflects Commitment To Physicians And Patients

Xtant continues to develop novel technologies that enhance its product portfolio

Overarching Strategy:

1. Develop best-in-class orthobiologics technologies in-house
2. Expand margins through vertical integration
3. Control supply and prevent backorders by leveraging internal bio-manufacturing capabilities
4. Selectively expand distribution network

SimpliMax & SimpliGraft
Amniotic membrane allografts for acute and chronic wounds



Trivium
Premium allograft combining three synergistic bone components


XTANT

FibreX
Next generation advanced DBM Fiber

Q1 2024 | Q3 2024 | Q2 2025



OsteoVive Plus
Aseptically processed viable bone matrix



OsteoFactor Pro Solubilized allogenic growth factor cocktail stabilized by native human collagen





XTANT MEDICAL

Pipeline

Development Priorities:

- Develop products with **enhanced regenerative capabilities** that command **premium pricing**
- Pursue short- to mid-term **winnable opportunities**
- **Complement** existing operational and quality infrastructure
- Produce **clinically validated**, commercially proven products


2024
May
Sep
2025
May
Sep
2026
Osteobiologics
OsteoVive Plus
OsteoFactor Pro
Trivium
Fibrex
NanOss 2.0
Molded Trivium
Ematrix Bone Graft
Amniotic Tissue
SimpliMax
SimpliGraft
Collagen
Particulate Collagen
Ematrix Wound Graft

Diversify Into High-Value Adjacent Markets
Evolve into a pure-play regenerative biologics company

Diversification
2


NERVE REGENERATION
$2.2B
HEMOSTATIC BIOLOGICS
$1.2B
ORTHOBIOLOGICS
TISSUE BANK
($2.5B)
CHRONIC WOUND CARE
$12.0B
SPORTS MEDICINE
$7.2B
ANTIMICROBIAL BIOLOGICS
$500M+
SURGICAL REPAIR
$500M+

XTANT MEDICAL

Profitability

Profitability
3

- Generate operating leverage as the business scales
- Drive greater penetration of distributor and IDN contracts
- Drive sales of Xtant-branded products
- Monetize excess capacity through OEM/Contract Manufacturing

XTANT MEDICAL

Improving Financial Profile

All figures in millions, except EPS

	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
Revenue	$29.9	$27.9	$31.5	$32.9	$35.4
YoY growth	*48%*	*12%*	*12%*	*18%*	*18%*
Gross margin	62%	58%	51%	62%	69%
Net income/loss	-$3.9	-$5.0	-$3.2	$0.1	$3.6
Adjusted EBITDA	-$0.6	-$0.2	$0.4	$3.0	$6.9
EPS - basic	-$0.03	-$0.04	-$0.02	$0.00	$0.03
EPS - diluted	-$0.03	-$0.04	-$0.02	$0.00	$0.02
Shares - basic	130.3	135.1	139.0	139.1	139.3
Shares - diluted	130.3	135.1	139.0	143.3	148.6
Cash	$5.4	$6.6	$6.2	$5.4	$7.0
Long-term debt	$21.8	$21.9	$22.0	$22.2	$22.3
Operating cash flow	-$5.1	-$1.7	$0.7	$1.3	$1.2

Q2’25 – a continuation of positive trends: net income, adjusted EBITDA and operating cash flow positive.

Does not reflect approx. **$19.2 million** of proceeds from pending sale of non-core assets to Companion Spine, which will be used to **reduce indebtedness and improve cash liquidity**

XTNT: A Compelling Investment Opportunity

At an operational and financial inflection point

Large Market Opportunity

Increasing focus on high-margin orthobiologics business, a $2.5 billion US addressable market opportunity with over $10 billion in adjacent markets

Vertically Integrated

In-house, proprietary manufacturing drives improved margins and supply chain control

High Growth and Profitable

Q2 2025 revenue of $35.3M, up 18% y/y; Net income, adj. EBITDA and operating cash flow are positive

Broad Commercial Reach

Large distribution network of ~450 IDN contracts and ~670 independent distributors

Strengthened Balance Sheet

July 2025 definitive agreements for sale of non-core assets to Companion Spine for approx. $19.2 million will significantly reduce debt and improve liquidity

Innovative

Diversified product portfolio in large and growing markets addresses a growing set of surgeon and patient needs

Adjusted EBITDA Reconciliation

XTANT MEDICAL HOLDINGS, INC.

CALCULATION OF NON-GAAP CONSOLIDATED EBITDA AND ADJUSTED EBITDA

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Net Income (Loss)	$ 3,550	$ (3,861)	$ 3,608	$ (8,261)
Depreciation and amortization	1,169	998	2,243	2,003
Interest expense	1,004	992	2,049	1,827
Tax (benefit) expense	255	36	230	104
Non-GAAP EBITDA	5,978	(1,835)	8,130	(4,327)
Non-GAAP EBITDA/Total revenue	16.9%	-6.1%	11.9%	-7.5%
NON-GAAP ADJUSTED EBITDA CALCULATION				
Separation related expenses	(17)	-	23	-
Non-cash compensation	766	1,228	1,524	2,138
Divestiture/acquisition-related expense	295	-	295	338
Acquisition-related fair value adjustments (1)	60	129	171	384
Unrealized foreign currency translation (gain) loss	(178)	(118)	(202)	(79)
Non-GAAP Adjusted EBITDA	$ 6,904	$ (596)	$ 9,941	$ (1,546)
Non-GAAP Adjusted EBITDA/Total revenue	22.7%	-2.0%	16.6%	-2.7%

(1) Beginning in the fourth quarter of 2024, phasing of the bargain purchase gain on sell through of inventory acquired as part of the purchase of Surgalign Holdings' hardware and biologics business is no longer included in acquisition-related fair value adjustments in the non-GAAP adjusted EBITDA calculation and prior period calculations as presented herein have been recast to conform to the current presentation and calculation. The related effect on adjusted EBITDA was a reduction of $1.1 million and $2.1 million for the three and six months ended June 30, 2024 to arrive at recast amounts.